UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-5349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Suite 500, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Kenneth L. Greenberg, Esq.
One New York Plaza	Drinker Biddle & Reath LLP
New York, New York 10004	One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2006

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

ASSET ALLOCATION PORTFOLIOS	Annual Report December 31, 2006

NORT
MAR DEL
MARE
PACIFICUM
Tropicus Capricorni
Æquinoctialis

Strategies designed to provide a complete investment program in a single investment and capitalize on the benefits of asset allocation.

Goldman Sachs Asset Allocation Portfolios

■	GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

■	GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

■	GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

■	GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO

The Balanced Strategy Portfolio is expected to invest a relatively significant percentage of its equity allocation in the Goldman Sachs Structured Large Cap Growth, Structured Large Cap Value and Structured International Equity Funds and may invest a relatively significant percentage of its assets in the Global Income and High Yield Funds. It is expected that the Portfolio will invest more than 25% of its assets in the Short Duration Government Fund. The Portfolio is subject to the risk factors of those funds. Some of those risk factors include credit and interest rate risk, the price fluctuations of U.S. government securities in response to changes in interest rates; the volatility of investments in the stock market; and currency, economic and political risks of non-U.S. investments.

The Growth and Income Strategy Portfolio is expected to invest a relatively significant percentage of its equity allocation in the Goldman Sachs Structured Large Cap Growth, Structured Large Cap Value and Structured International Equity Funds and may invest a relatively significant percentage of its assets in the Core Fixed Income and Global Income Funds. The Portfolio is subject to the risk factors of those funds. Some of those risk factors include credit and interest rate risk, the price fluctuations of U.S. government securities in response to changes in interest rates; the credit risk and volatility of high-yield bonds; and the volatility of non-U.S. stocks and bonds and U.S. stocks.

The Growth Strategy Portfolio is expected to invest a relatively significant percentage of its equity allocation in the Goldman Sachs Structured Large Cap Growth, Structured Large Cap Value and Structured International Equity Funds, and is subject to the risk factors of those funds. Some of those risk factors include the volatility of U.S. and non-U.S. equity investments; the credit risk and volatility of high yield bonds; and the political, economic and currency risks of non-US securities.
The Equity Growth Strategy Portfolio is expected to invest a relatively significant percentage of its assets in the Goldman Sachs Structured Large Cap Growth, Structured Large Cap Value and Structured International Equity Funds, and is subject to the risk factors of those funds. Some of those risk factors include the volatility of US and non-US equity investments; and the political, economic and currency risks of non-U.S. securities, which are particularly significant regarding equities of issuers located in emerging markets.

Effective April 28, 2006, the name of the Goldman Sachs Aggressive Growth Strategy Portfolio was changed to the Goldman Sachs Equity Growth Strategy Portfolio.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

EACH GOLDMAN SACHS ASSET ALLOCATION STRATEGY DELIVERS:

■	Comprehensive investment strategies for any life stage

■	Automatic diversification and risk management benefits

■	Forward-looking, quarterly tactical reallocation

■	Simplicity and efficiency
GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS
What Differentiates Goldman Sachs’
Approach to Asset Allocation?
We believe that strong, consistent investment results through asset allocation are best achieved through teams of experts working together on a global scale:
■  Goldman Sachs’ Quantitative Strategies Team determines the strategic and quarterly tactical asset allocations. The team is comprised of over 60 professionals with significant academic and practitioner experience and currently manages more than $114.7 billion in assets as of September 30, 2006 for institutional, high net worth and individual investors.
■  Goldman Sachs’ Portfolio Management Teams offer expert management of the mutual funds that are contained within each Asset Allocation Strategy. These same teams manage portfolios for institutional and high net worth investors.
Goldman Sachs Asset Allocation Investment Process
Quantitative Strategies Team
Each asset allocation portfolio represents a diversified global portfolio on the efficient frontier. The portfolios differ in their long-term objective, and therefore, their asset allocation mix. The long-term strategic asset allocation is the primary source of risk and the corresponding primary determinant of total return. It therefore represents an anchor, or neutral starting point, from which tactical asset allocation decisions are made.
Quantitative Strategies Team
For each portfolio, the strategic asset allocation is combined with a measured amount of tactical risk. Changing market conditions create opportunities to capitalize on investing in different countries and asset classes relative to others over time. Within each strategy, we shift assets away from the strategic allocation (over and underweighting certain asset classes and countries) to seek to benefit from changing conditions in global capital markets on a quarterly basis.
Using proprietary portfolio construction models to maintain each Portfolio’s original risk/return profile over time, the team makes eight active decisions based on its current outlook on global equity, fixed income and currency markets.

■ Asset class selection	Are U.S. stocks, U.S. bonds or cash more attractive?
■ Regional equity selection	Are U.S. or non-U.S. equities more attractive?
■ Regional bond selection	Are U.S. or non-U.S. bonds more attractive?
■ U.S. equity style selection	Are U.S. value or U.S. growth equities more attractive?
■ U.S. equity size selection	Are U.S. large-cap or U.S. small-cap equities more attractive?
■ Equity country selection	Which international countries are most attractive?
■ High yield selection	Are high yield or core fixed income securities more attractive?
■ Emerging/developed equity selection	Are emerging or developed equities more attractive?
Mutual Fund Portfolio Management Teams
Each portfolio is comprised of 7-13 underlying Goldman Sachs Mutual Funds managed by broad, deep portfolio management teams. In addition to global tactical asset allocation, we seek to generate excess returns through security selection within each underlying mutual fund. Whether in the equity or fixed income arenas, these portfolio management teams share a commitment to firsthand fundamental research and seek performance driven by successful security selection.

PERFORMANCE OVERVIEW
Asset Allocation Portfolios
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Asset Allocation Portfolios (individually, the “Portfolio,” and collectively, the “Portfolios”) for the one-year period that ended December 31, 2006.
  Asset Allocation

Overall, the various Portfolios invest their assets in a strategic mix of underlying equity and fixed income funds. Every June, we reset our strategic benchmarks to reflect current market expectations and to bring the total equity portion of the various Portfolios in line with our long-term target weights. During the rest of the year, we allow these strategic targets to shift with their respective market returns, but we continue to adjust our tactical allocations to reflect our views. Each quarter, the overall asset allocation is adjusted based on current market conditions and our economic and market forecasts. By reallocating the Portfolios on a quarterly basis, we seek to enhance performance over the long term.
  Regional and Sector Preferences

■	Asset Class Selection — Our quantitative models continued to prefer international assets for much of 2006. We favored foreign stocks over domestic stocks for the first three quarters of 2006, and we also preferred international bonds over domestic bonds over that same period. Perhaps the most significant tactical view we took was with respect to our asset class timing decision on stocks, bonds, and cash. As we began the year, we held a negative view on bonds and a positive view on stocks. A few months into the year, however, our view on stocks deteriorated, and we allocated a portion of the portfolio defensively into a money market fund. We then increased our equity exposure as we headed into the last quarter of 2006, allowing us to participate more fully in the equity market rally toward the end of the year.

In our equity style and size allocation models, we gradually decreased our overweight to value stocks relative to growth stocks so that we were effectively neutral by the end of the year. We were consistently overweight large-cap stocks relative to small-caps throughout 2006. One of the key reasons we were less positive on value versus growth stocks was because we believed value stocks offered less future earning potential than we had seen in the past. This was partly the result of value stocks outperforming growth stocks for a number of years. Fundamental earnings strength was also a key reason we chose to overweight large-cap stocks relative to small-cap stocks during 2006. Our research also found that the interest rate environment had become less favorable for the growth and financing of smaller firms.

In comparing high yield versus investment grade fixed income, we were underweight high yield during the spring and summer of 2006, which coincided with the period in which we were most negative on equity markets. This highlights our belief that high yield returns are much more closely related to equity returns than the performance on investment grade fixed income. During times when we have a strong view that equity returns will underperform bonds, we will often also discount our return expectation for high yield fixed income relative to core fixed income.

PERFORMANCE OVERVIEW

In our emerging equity versus developed equity decision, we began the year with a slight preference for emerging equity. However, we moved to slightly favor developed equity during the second half of the year.

■	Equities — During most of 2006, we held an overweight position in international equity relative to domestic equity as we found foreign equity markets offered relatively attractive sources of long-term value. However, our currency forecasts suggested that the U.S. dollar would appreciate. Thus, we lowered our return expectations from the foreign currency exposure in our international equity allocation and tempered our overweight.

While the views presented above reflect how we positioned U.S. equities relative to international equities when evaluated in the aggregate, we were also able to implement our country level views within the Goldman Sachs Structured International Equity Fund. Among international equity markets, Europe remained one of our favorite global regions. We continued to find the markets of smaller European countries, such as Austria, Norway, and Belgium, to exhibit strong macroeconomic fundamentals and to be particularly attractive sources of value. In Asia, we found Hong Kong and Singapore to be less attractive than in previous years, but we found the macroeconomic environment in Japan to appear very favorable for equities. We remained bearish on the UK and Australia given unattractive long-term valuations.

■	Fixed Income — We showed a modest preference for international versus domestic fixed income. Although investor sentiment continued to provide momentum for U.S. bonds, the level of real yield offered in the U.S. did not seem attractive relative to foreign bond issues.
  Performance

The performance of a Portfolio is driven primarily by three factors: 1) strategic asset allocation policy, 2) underlying fund performance, and 3) asset allocation decisions.

STRATEGIC ALLOCATIONS RETURN

On an absolute basis, the Portfolios showed strong performance for the year. In general, the Portfolios’ returns were driven by the performance of their equity exposure, especially foreign equity exposure, while the fixed income markets were also moderately positive for the year. The Portfolios benefited significantly from the diversification provided by our allocations to less traditional asset classes, such as emerging equity, emerging debt, and real estate securities.

UNDERLYING FUND EXCESS RETURN

The second component of Portfolio performance is the contribution from our underlying funds. Overall, underlying fund security selection detracted from the 2006 performance of all of the Portfolios, as the majority of the underlying funds underperformed for the calendar year. Four of the thirteen underlying funds outperformed their respective benchmarks for the year, but the weakest performing funds relative to their benchmarks included the Structured Small Cap Equity Fund, the Emerging Markets Equity Fund, the Structured Large Cap Value Fund, the Global Income Fund, and the Real Estate Securities Fund.

PERFORMANCE OVERVIEW

ASSET ALLOCATION DECISIONS RETURN

The final component of Portfolio performance is derived from the Global Tactical Asset Allocation (GTAA) strategy. Our tactical asset allocation decisions generated positive returns across all Portfolios during the one-year period ended December 31, 2006. In particular, they added approximately 25 basis points of excess return in the Equity Growth Strategy Portfolio, 50 basis points in the Growth Strategy Portfolio, 45 basis points in the Growth and Income Strategy Portfolio, and 60 basis points in the Balanced Strategy Portfolio.

Our overweight to U.S. large-cap stocks relative to U.S. small-cap stocks produced a particularly strong contribution to the performance of the GTAA strategy during the reporting period. In addition, the Portfolios benefited from our overweight to U.S. value stocks relative to U.S. growth stocks. They also benefited from our decision to overweight non-U.S. equities relative to their U.S. counterparts during the first three quarters of the year.

■	Goldman Sachs Balanced Strategy Portfolio — During the one-year period ended December 31, 2006, the Portfolio’s Class A, B, C, Institutional and Service Shares generated cumulative total returns of 11.09%, 10.16%, 10.22%, 11.50%, and 10.87%, respectively.

■	Goldman Sachs Growth and Income Strategy Portfolio — During the one-year period ended December 31, 2006, the Portfolio’s Class A, B, C, Institutional and Service Shares generated cumulative total returns of 13.95%, 13.05%, 13.06%, 14.41%, and 13.76%, respectively.

■	Goldman Sachs Growth Strategy Portfolio — During the one-year period ended December 31, 2006, the Portfolio’s Class A, B, C, Institutional and Service Shares generated cumulative total returns of 17.14%, 16.26%, 16.28%, 17.64%, and 17.06%, respectively.

■	Goldman Sachs Equity Growth Strategy Portfolio — During the one-year period ended December 31, 2006, the Portfolio’s Class A, B, C, Institutional and Service Shares generated cumulative total returns of 20.64%, 19.71%, 19.68%, 21.05%, and 20.50%, respectively.

We hope this summary has been helpful to you in your understanding of how we manage your Portfolio. We thank you for the confidence you have placed in us and we look forward to your continued support.

Goldman Sachs Quantitative Strategies Group

January 18, 2007

FUND BASICS
Balanced Strategy
as of December 31, 2006
PERFORMANCE REVIEW

January 1, 2006–December 31, 2006	Portfolio Total Return (based on NAV)[1]

Class A	11.09%
Class B	10.16
Class C	10.22
Institutional	11.50
Service	10.87

[1]	The net asset value (NAV) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.
STANDARDIZED TOTAL RETURNS[2]

For the period ended December 31, 2006	One Year	Five Years	Since Inception (1/2/98)

Class A	5.02%	6.44%	5.03%
Class B	4.81	6.47	4.91
Class C	9.15	6.85	4.92
Institutional	11.50	8.07	6.12
Service	10.87	7.53	5.59

[2]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.
Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
The Goldman Sachs Balanced Strategy Portfolio invests primarily in other Goldman Sachs Funds and is subject to the risk factors of those Funds. Some of the risks include the price fluctuations of government securities in response to interest rates, the volatility of investments in the stock market, and the currency and political risks of non-U.S. securities.

[3]	The tactical fund weightings are set at the beginning of each calendar quarter. The weighting in the chart above reflects the allocations from October 1, 2006 to December 31, 2006. Actual Fund weighting in the Asset Allocation Portfolios may differ from the figures shown above due to rounding, differences in returns of the underlying Funds, or both. The above figures are not indicative of future allocations.

FUND BASICS
OVERALL FUND WEIGHTINGS[4]
Percentage of Net Assets

[4]	The percentage shown for each underlying fund reflects the value of that fund as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

FUND BASICS
Growth and Income Strategy
as of December 31, 2006
PERFORMANCE REVIEW

January 1, 2006–December 31, 2006	Portfolio Total Return (based on NAV)[1]

Class A	13.95%
Class B	13.05
Class C	13.06
Institutional	14.41
Service	13.76

[1]	The net asset value (NAV) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.
STANDARDIZED TOTAL RETURNS[2]

For the period ended December 31, 2006	One Year	Five Years	Since Inception (1/2/98)

Class A	7.67%	8.96%	5.92%
Class B	7.73	9.07	5.79
Class C	12.00	9.38	5.79
Institutional	14.41	10.66	7.02
Service	13.76	10.10	6.47

[2]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.
Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
The Goldman Sachs Growth and Income Strategy Portfolio invests primarily in other Goldman Sachs Funds and is subject to the risk factors of those Funds. Some of the risks include the price fluctuations of fixed income securities in response to interest rates, the credit risk and volatility of high yield bonds, and the volatility of non-U.S. stocks and bonds and U.S. stocks.

[3]	The tactical fund weightings are set at the beginning of each calendar quarter. The weighting in the chart above reflects the allocations from October 1, 2006 to December 31, 2006. Actual Fund weighting in the Asset Allocation Portfolios may differ from the figures shown above due to rounding, differences in returns of the underlying Funds, or both. The above figures are not indicative of future allocations.

OVERALL FUND WEIGHTINGS[4]
Percentage of Net Assets

[4]	The percentage shown for each underlying fund reflects the value of that fund as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

FUND BASICS
Growth Strategy
as of December 31, 2006
PERFORMANCE REVIEW

January 1, 2006–December 31, 2006	Portfolio Total Return (based on NAV)[1]

Class A	17.14%
Class B	16.26
Class C	16.28
Institutional	17.64
Service	17.06

[1]	The net asset value (NAV) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.
STANDARDIZED TOTAL RETURNS[2]

For the period ended December 31, 2006	One Year	Five Years	Since Inception (1/2/98)

Class A	10.67%	10.23%	5.88%
Class B	11.07	10.39	5.76
Class C	15.24	10.64	5.76
Institutional	17.64	11.92	6.96
Service	17.06	11.38	6.43

[2]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.
Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
The Goldman Sachs Growth Strategy Portfolio invests primarily in other Goldman Sachs Funds and is subject to the risk factors of those Funds. Some of the risks include the volatility of U.S. and non-U.S. equity investments, the political and currency risks of non-U.S. securities, and the credit risks and volatility of high yield bonds.

[3]	The tactical fund weightings are set at the beginning of each calendar quarter. The weighting in the chart above reflects the allocations from October 1, 2006 to December 31, 2006. Actual Fund weighting in the Asset Allocation Portfolios may differ from the figures shown above due to rounding, differences in returns of the underlying Funds, or both. The above figures are not indicative of future allocations.

OVERALL FUND WEIGHTINGS[4]
Percentage of Net Assets

[4]	The percentage shown for each underlying fund reflects the value of that fund as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

FUND BASICS
Equity Growth Strategy
as of December 31, 2006
PERFORMANCE REVIEW

January 1, 2006–December 31, 2006	Portfolio Total Return (based on NAV)[1]

Class A	20.64%
Class B	19.71
Class C	19.68
Institutional	21.05
Service	20.50

[1]	The net asset value (NAV) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.
STANDARDIZED TOTAL RETURNS[2]

For the period ended December 31, 2006	One Year	Five Years	Since Inception (1/2/98)

Class A	14.04%	11.44%	6.01%
Class B	14.54	11.60	5.89
Class C	18.64	11.86	5.90
Institutional	21.05	13.15	7.06
Service	20.50	12.60	6.56

2 The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.
Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
The Goldman Sachs Equity Growth Strategy Portfolio invests primarily in other Goldman Sachs Funds and is subject to the risk factors of those Funds. Some of the risks include the volatility of U.S. and non-U.S. equity investments and the political and currency risks of non-U.S. securities, which are particularly significant regarding equities of issuers located in emerging countries.

[3] The tactical fund weightings are set at the beginning of each calendar quarter. The weighting in the chart above reflects the allocations from October 1, 2006 to December 31, 2006. Actual Fund weighting in the Asset Allocation Portfolios may differ from the figures shown above due to rounding, differences in returns of the underlying Funds, or both. The above figures are not indicative of future allocations.

FUND BASICS
OVERALL FUND WEIGHTINGS[4]
Percentage of Net Assets

[4]	The percentage shown for each underlying fund reflects the value of that fund as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO
Performance Summary
December 31, 2006 (Unaudited)
The following graph shows the value, as of December 31, 2006, of a $10,000 investment made on February 1, 1998 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Portfolio’s benchmarks with dividends reinvested (the S&P 500 Index, Lehman Brothers High Yield Bond Index and Two-Year U.S. Treasury Security (“Two-Year T-Bill”)) are also shown. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than the original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.
Goldman Sachs Balanced Strategy Portfolio’s Lifetime Performance
Performance of a $10,000 Investment, Distributions Reinvested February 1, 1998 to December 31, 2006(a).

Average Annual Total Return through December 31, 2006	Since Inception(b)	Five Years	One Year
Class A
Excluding sales charges	5.69%	7.66%	11.09%
Including sales charges	5.03%	6.44%	5.02%

Class B
Excluding contingent deferred sales charges	4.91%	6.83%	10.16%
Including contingent deferred sales charges	4.91%	6.47%	4.81%

Class C
Excluding contingent deferred sales charges	4.92%	6.85%	10.22%
Including contingent deferred sales charges	4.92%	6.85%	9.15%

Institutional Class	6.12%	8.07%	11.50%

Service Class	5.59%	7.53%	10.87%

(a)	For comparative purposes, initial investments are assumed to be made on the first day of the month following commencement of operations.
(b)	All classes commenced operations on January 2, 1998.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO
Schedule of Investments
December 31, 2006

Shares	Description	Value
Mutual Funds (Institutional Shares) – 99.5%

Equity – 45.2%
5,322,124	Goldman Sachs Structured International Equity Fund – 17.9%	$80,097,972
2,969,516	Goldman Sachs Structured Large Cap Growth Fund – 9.7%	43,147,070
2,595,630	Goldman Sachs Structured Large Cap Value Fund – 8.5%	37,792,368
1,368,368	Goldman Sachs Structured Small Cap Equity Fund – 4.5%	20,306,577
457,514	Goldman Sachs Real Estate Securities Fund – 2.3%	10,298,649
841,748	Goldman Sachs International Real Estate Securities Fund – 2.3%	10,117,808

		201,760,444

Fixed Income – 49.2%
14,498,932	Goldman Sachs Short Duration Government Fund – 31.3%	139,769,705
4,194,877	Goldman Sachs Global Income Fund – 11.9%	53,442,737
3,288,945	Goldman Sachs High Yield Fund – 6.0%	26,706,230

		219,918,672

Money Market – 5.1%
22,946,156	Financial Square Prime Obligations Fund – 5.1%	22,946,156

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT – 99.5%
(Cost $429,893,565)		$444,625,272

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement(a) – 0.3%

Joint Repurchase Agreement Account II
$1,400,000	5.292%	01/02/07	$1,400,000
Maturity Value: $1,400,823
(Cost $1,400,000)

TOTAL INVESTMENTS – 99.8%
(Cost $431,293,565)			$446,025,272

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%			875,674

NET ASSETS – 100.0%			$446,900,946

The percentage shown for each investment and investment category reflects the value of the respective investment or category as a percentage of net assets.

(a)	Joint repurchase agreement was entered into on December 29, 2006. Additional information appears on page 22.

For information on the underlying mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.goldmansachsfunds.com.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO
Performance Summary
December 31, 2006 (Unaudited)
The following graph shows the value, as of December 31, 2006, of a $10,000 investment made on February 1, 1998 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Portfolio’s benchmarks with dividends reinvested (the S&P 500 Index, Lehman Brothers High Yield Bond Index, Lehman Brothers Aggregate Bond Index and Morgan Stanley Capital International Europe, Australasia, and Far East (“MSCI EAFE”) Index) are also shown. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than the original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.
Goldman Sachs Growth and Income Strategy Portfolio’s Lifetime Performance
Performance of a $10,000 Investment, Distributions Reinvested February 1, 1998 to December 31, 2006(a).

Average Annual Total Return through December 31, 2006	Since Inception(b)	Five Years	One Year
Class A
Excluding sales charges	6.59%	10.21%	13.95%
Including sales charges	5.92%	8.96%	7.67%

Class B
Excluding contingent deferred sales charges	5.79%	9.38%	13.05%
Including contingent deferred sales charges	5.79%	9.07%	7.73%

Class C
Excluding contingent deferred sales charges	5.79%	9.38%	13.06%
Including contingent deferred sales charges	5.79%	9.38%	12.00%

Institutional Class	7.02%	10.66%	14.41%

Service Class	6.47%	10.10%	13.76%

(a)	For comparative purposes, initial investments are assumed to be made on the first day of the month following commencement of operations.
(b)	All classes commenced operations on January 2, 1998.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO
Schedule of Investments
December 31, 2006

Shares	Description	Value
Mutual Funds (Institutional Shares) – 99.2%

Equity – 64.4%
33,291,623	Goldman Sachs Structured International Equity Fund – 24.1%	$501,038,921
19,377,938	Goldman Sachs Structured Large Cap Growth Fund – 13.6%	281,561,436
18,145,122	Goldman Sachs Structured Large Cap Value Fund – 12.7%	264,192,981
7,491,857	Goldman Sachs Structured Small Cap Equity Fund – 5.4%	111,179,161
3,234,183	Goldman Sachs Emerging Markets Equity Fund – 3.7%	77,717,427
4,727,099	Goldman Sachs International Real Estate Securities Fund – 2.7%	56,819,734
2,051,400	Goldman Sachs Real Estate Securities Fund – 2.2%	46,177,014

		1,338,686,674

Fixed Income – 30.0%
34,785,624	Goldman Sachs Global Income Fund – 21.3%	443,168,845
12,318,253	Goldman Sachs High Yield Fund – 4.8%	100,024,213
3,394,561	Goldman Sachs Emerging Markets Debt Fund – 2.0%	40,700,785
4,159,031	Goldman Sachs Short Duration Government Fund – 1.9%	40,093,054
25,644	Goldman Sachs Core Fixed Income Fund – 0.0%	252,852

		624,239,749

Money Market – 4.8%
100,153,002	Financial Square Prime Obligations Fund – 4.8%	100,153,002

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT – 99.2%
(Cost $1,960,875,377)		$2,063,079,425

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement(a) – 0.4%

Joint Repurchase Agreement Account II
$7,900,000	5.292%	01/02/07	$7,900,000
Maturity Value: $7,904,645
(Cost $7,900,000)

TOTAL INVESTMENTS – 99.6%
(Cost $1,968,775,377)			$2,070,979,425

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.4%			8,888,506

NET ASSETS – 100.0%			$2,079,867,931

The percentage shown for each investment and investment category reflects the value of the respective investment or category as a percentage of net assets.

(a)	Joint repurchase agreement was entered into on December 29, 2006. Additional information appears on page 22.

For information on the underlying mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.goldmansachsfunds.com.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO
Performance Summary
December 31, 2006 (Unaudited)
The following graph shows the value, as of December 31, 2006, of a $10,000 investment made on February 1, 1998 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Portfolio’s benchmarks with dividends reinvested (the S&P 500 Index, Morgan Stanley Capital International Europe, Australasia, and the Far East (“MSCI EAFE”) Index, Russell 2000 Index and Morgan Stanley Capital International Emerging Markets Free (“MSCI EMF”) Index) are also shown. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than the original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.
Goldman Sachs Growth Strategy Portfolio’s Lifetime Performance
Performance of a $10,000 Investment, Distributions Reinvested February 1, 1998 to December 31, 2006(a).

Average Annual Total Return through December 31, 2006	Since Inception(b)	Five Years	One Year
Class A
Excluding sales charges	6.54%	11.48%	17.14%
Including sales charges	5.88%	10.23%	10.67%

Class B
Excluding contingent deferred sales charges	5.76%	10.67%	16.26%
Including contingent deferred sales charges	5.76%	10.39%	11.07%

Class C
Excluding contingent deferred sales charges	5.76%	10.64%	16.28%
Including contingent deferred sales charges	5.76%	10.64%	15.24%

Institutional Class	6.96%	11.92%	17.64%

Service Class	6.43%	11.38%	17.06%

(a)	For comparative purposes, initial investments are assumed to be made on the first day of the month following commencement of operations.
(b)	All classes commenced operations on January 2, 1998.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO
Schedule of Investments
December 31, 2006

Shares	Description	Value
Mutual Funds (Institutional Shares) – 99.4%

Equity – 83.3%
40,460,478	Goldman Sachs Structured International Equity Fund – 32.5%	$608,930,188
22,502,115	Goldman Sachs Structured Large Cap Growth Fund – 17.5%	326,955,725
21,794,259	Goldman Sachs Structured Large Cap Value Fund – 17.0%	317,324,413
7,869,582	Goldman Sachs Structured Small Cap Equity Fund – 6.2%	116,784,595
3,688,613	Goldman Sachs Emerging Markets Equity Fund – 4.7%	88,637,361
4,995,980	Goldman Sachs International Real Estate Securities Fund – 3.2%	60,051,684
1,806,499	Goldman Sachs Real Estate Securities Fund – 2.2%	40,664,303

		1,559,348,269

Fixed Income – 16.1%
17,300,738	Goldman Sachs Global Income Fund – 11.8%	220,411,400
5,439,695	Goldman Sachs High Yield Fund – 2.4%	44,170,320
2,989,104	Goldman Sachs Emerging Markets Debt Fund – 1.9%	35,839,353

		300,421,073

Money Market – 0.0%
196,646	Financial Square Prime Obligations Fund – 0.0%	196,646

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT – 99.4%
(Cost $1,705,149,044)		$1,859,965,988

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement(a) – 0.3%

Joint Repurchase Agreement Account II
$6,000,000	5.292%	01/02/07	$6,000,000
Maturity Value: $6,003,528
(Cost $6,000,000)

TOTAL INVESTMENTS – 99.7%
(Cost $1,711,149,044)			$1,865,965,988

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.3%			6,484,685

NET ASSETS – 100.0%			$1,872,450,673

The percentage shown for each investment and investment category reflects the value of the respective investment or category as a percentage of net assets.

(a)	Joint repurchase agreement was entered into on December 29, 2006. Additional information appears on page 22.

For information on the underlying mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.goldmansachsfunds.com.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO
Performance Summary
December 31, 2006 (Unaudited)
The following graph shows the value, as of December 31, 2006, of a $10,000 investment made on February 1, 1998 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Portfolio’s benchmarks with dividends reinvested (the S&P 500 Index, Morgan Stanley Capital International Europe, Australasia, and Far East (“MSCI EAFE”) Index, Russell 2000 Index and Morgan Stanley Capital International Emerging Markets Free (“MSCI EMF”) Index) are also shown. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than the original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.
Goldman Sachs Equity Growth Strategy Portfolio’s Lifetime Performance
Performance of a $10,000 Investment, Distributions Reinvested February 1, 1998 to December 31, 2006(a).

Average Annual Total Return through December 31, 2006	Since Inception(b)	Five Years	One Year
Class A
Excluding sales charges	6.68%	12.71%	20.64%
Including sales charges	6.01%	11.44%	14.04%

Class B
Excluding contingent deferred sales charges	5.89%	11.86%	19.71%
Including contingent deferred sales charges	5.89%	11.60%	14.54%

Class C
Excluding contingent deferred sales charges	5.90%	11.86%	19.68%
Including contingent deferred sales charges	5.90%	11.86%	18.64%

Institutional Class	7.06%	13.15%	21.05%

Service Class	6.56%	12.60%	20.50%

(a)	For comparative purposes, initial investments are assumed to be made on the first day of the month following commencement of operations.
(b)	All classes commenced operations on January 2, 1998.

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO
Schedule of Investments
December 31, 2006

Shares	Description	Value
Mutual Funds (Institutional Shares) – 99.7%

Equity – 99.7%
15,505,371	Goldman Sachs Structured International Equity Fund – 40.6%	$233,355,832
7,458,118	Goldman Sachs Structured Large Cap Growth Fund – 18.9%	108,366,450
7,316,704	Goldman Sachs Structured Large Cap Value Fund – 18.5%	106,531,214
1,988,401	Goldman Sachs Emerging Markets Equity Fund – 8.3%	47,781,273
2,748,426	Goldman Sachs Structured Small Cap Equity Fund – 7.1%	40,786,635
2,002,309	Goldman Sachs International Real Estate Securities Fund – 4.2%	24,067,760
543,030	Goldman Sachs Real Estate Securities Fund – 2.1%	12,223,615

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT – 99.7%
(Cost $496,513,047)		$573,112,779

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement(a) – 0.3%

Joint Repurchase Agreement Account II
$1,900,000	5.292%	01/02/07	$1,900,000
Maturity Value: $1,901,117
(Cost $1,900,000)

TOTAL INVESTMENTS – 100.0%
(Cost $498,413,047)			$575,012,779

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.0%			287,230

NET ASSETS – 100.0%			$575,300,009

The percentage shown for each investment and investment category reflects the value of the respective investment or category as a percentage of net assets.

(a)	Joint repurchase agreement was entered into on December 29, 2006. Additional information appears on page 22.

For information on the underlying mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.goldmansachsfunds.com.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS
ADDITIONAL INVESTMENT INFORMATION
JOINT REPURCHASE AGREEMENT ACCOUNT II — At December 31, 2006, the Portfolios had undivided interests in the Joint Repurchase Agreement Account II, as follows:

Portfolio	Principal Amount

Balanced Strategy	$1,400,000

Growth and Income Strategy	7,900,000

Growth Strategy	6,000,000

Equity Growth Strategy	1,900,000

	Principal	Interest	Maturity	Maturity
Repurchase Agreements	Amount	Rate	Date	Value

ABN Amro, Inc.	$500,000,000	5.32%	01/02/07	$500,295,556

Banc of America Securities LLC	750,000,000	5.32	01/02/07	750,443,333

Barclays Capital PLC	525,000,000	5.32	01/02/07	525,310,333

Bear Stearns	500,000,000	5.32	01/02/07	500,295,556

Deutsche Bank Securities, Inc.	750,000,000	5.31	01/02/07	750,442,500

Greenwich Capital Markets	300,000,000	5.32	01/02/07	300,177,333

Morgan Stanley & Co.	500,000,000	5.32	01/02/07	500,295,556

UBS Securities LLC	700,000,000	5.18	01/02/07	700,402,889

UBS Securities LLC	700,000,000	5.22	01/02/07	700,406,000

UBS Securities LLC	850,000,000	5.32	01/02/07	850,502,444

Wachovia Capital Markets	250,000,000	5.32	01/02/07	250,147,778

TOTAL	$6,325,000,000			$6,328,719,278

At December 31, 2006, the Joint Repurchase Agreement Account II was fully collateralized by Federal Home Loan Bank, 0.00% to 7.23%, due 01/12/07 to 11/01/16; Federal Home Loan Mortgage Association, 3.50% to 9.00%, due 02/01/07 to 01/01/37; Federal National Mortgage Association, 0.00% to 11.50%, due 07/01/07 to 01/01/37 and Government National Mortgage Association, 4.50% to 9.00%, due 10/15/09 to 12/20/36. The aggregate market value of the collateral, including accrued interest, was $6,462,454,814.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS
Statements of Assets and Liabilities
December 31, 2006

	Balanced Strategy	Growth and Income	Growth Strategy	Equity Growth
	Portfolio	Strategy Portfolio	Portfolio	Strategy Portfolio

Assets:

Investments in securities, at value (identified cost $431,293,565, $1,968,775,377, $1,711,149,044 and $498,413,047, respectively)	$446,025,272	$2,070,979,425	$1,865,965,988	$575,012,779
Cash	21,394	74,206	17,269	74,763
Receivables:
Dividends and interest	1,024,416	3,204,237	1,359,731	3,275
Portfolio shares sold	5,086,719	22,674,008	18,600,870	5,945,719
Reimbursement from adviser	31,912	109,818	152,284	64,614
Other assets	3,727	—	—	493

Total assets	452,193,440	2,097,041,694	1,886,096,142	581,101,643

Liabilities:

Payables:
Investment securities purchased	2,369,340	10,776,253	7,374,354	1,974,763
Portfolio shares repurchased	2,581,130	5,006,046	4,887,272	3,349,117
Amounts owed to affiliates	267,400	1,259,431	1,263,175	398,515
Accrued expenses	74,624	132,033	120,668	79,239

Total liabilities	5,292,494	17,173,763	13,645,469	5,801,634

Net Assets:

Paid-in capital	427,186,167	1,944,385,818	1,686,980,837	489,688,927
Accumulated undistributed net investment income	76,158	827,918	397,117	9,181
Accumulated net realized gain on investment transactions	4,906,914	32,450,147	30,255,775	9,002,169
Net unrealized gain on investments	14,731,707	102,204,048	154,816,944	76,599,732

NET ASSETS	$446,900,946	$2,079,867,931	$1,872,450,673	$575,300,009

Net Assets:
Class A	$225,576,087	$1,282,452,085	$1,007,967,000	$328,625,270
Class B	33,894,369	123,496,909	139,355,590	38,904,367
Class C	92,177,667	418,812,885	544,677,999	178,989,038
Institutional	91,738,360	249,858,016	175,684,167	25,864,374
Service	3,514,463	5,248,036	4,765,917	2,916,960

Shares Outstanding:
Class A	20,117,281	99,060,364	69,188,313	20,494,200
Class B	3,023,545	9,556,809	9,561,099	2,502,440
Class C	8,219,753	32,488,258	37,660,739	11,561,180
Institutional	8,178,041	19,244,649	12,021,908	1,596,363
Service	313,005	406,188	328,081	183,243

Total shares outstanding, $0.001 par value (unlimited number of shares authorized)	39,851,625	160,756,268	128,760,140	36,337,426

Net asset value, offering and redemption price per share:(a)
Class A	$11.21	$12.95	$14.57	$16.04
Class B	11.21	12.92	14.58	15.55
Class C	11.21	12.89	14.46	15.48
Institutional	11.22	12.98	14.61	16.20
Service	11.23	12.92	14.53	15.92

(a)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the Balanced Strategy, Growth and Income Strategy, Growth Strategy and Equity Growth Strategy Portfolios is $11.86, $13.70, $15.42, and $16.97, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS
Statements of Operations
For the Year Ended December 31, 2006

	Balanced Strategy	Growth and Income	Growth Strategy	Equity Growth
	Portfolio	Strategy Portfolio	Portfolio	Strategy Portfolio

Investment income:

Dividends from Underlying Funds	$10,701,677	$36,403,857	$24,587,082	$5,643,142
Interest	34,495	188,322	201,985	55,070

Total investment income	10,736,172	36,592,179	24,789,067	5,698,212

Expenses:

Distribution and Service fees(a)	1,358,352	5,800,969	5,972,961	1,956,891
Transfer agent fees(a)	519,050	2,382,472	2,046,788	665,420
Management fees	516,543	2,119,268	1,751,798	547,605
Registration fees	82,854	187,403	158,891	106,297
Printing fees	64,743	125,527	111,234	64,447
Custodian and Accounting fees	51,105	55,210	50,264	47,621
Professional fees	44,885	46,885	44,885	44,885
Service Share fees	11,321	18,975	20,395	4,936
Trustee fees	15,083	15,083	15,083	15,083
Other	36,389	116,285	125,616	60,266

Total expenses	2,700,325	10,868,077	10,297,915	3,513,451

Less — expense reductions	(293,916)	(542,439)	(502,770)	(339,910)

Net expenses	2,406,409	10,325,638	9,795,145	3,173,541

NET INVESTMENT INCOME	8,329,763	26,266,541	14,993,922	2,524,671

Realized and unrealized gains:

Capital gain distributions from Underlying Funds	5,896,782	38,850,517	46,288,388	17,095,492
Net realized gain from investment transactions	15,438,063	84,882,616	48,201,248	15,976,380
Net change in unrealized gain on investments	6,840,193	42,042,058	80,689,317	34,608,386

Net realized and unrealized gains on investment transactions	28,175,038	165,775,191	175,178,953	67,680,258

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$36,504,801	$192,041,732	$190,172,875	$70,204,929

(a)	Class specific Distribution and Service and Transfer agent fees were as follows:

	Distributions and Service Fees			Transfer Agent Fees

Portfolio	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service

Balanced Strategy	$394,561	$325,908	$637,883	$299,867	$61,922	$121,198	$35,158	$905
Growth and Income Strategy	2,104,864	1,082,776	2,613,329	1,599,697	205,727	496,532	78,998	1,518
Growth Strategy	1,519,328	1,124,562	3,329,071	1,154,689	213,667	632,524	44,277	1,631
Equity Growth Strategy	501,907	341,255	1,113,729	381,449	64,838	211,609	7,129	395
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS
Statements of Changes in Net Assets

	Balanced Strategy Portfolio

	For the	For the
	Year Ended	Year Ended
	December 31, 2006	December 31, 2005
From operations:

Net investment income	$8,329,763	$5,920,602
Net realized gain from investment transactions, including capital gain distributions from Underlying Funds	21,334,845	14,121,639
Net change in unrealized gain (loss) on investments	6,840,193	(3,795,412)

Net increase in net assets resulting from operations	36,504,801	16,246,829

Distributions to shareholders:

From net investment income
Class A Shares	(5,306,689)	(1,747,857)
Class B Shares	(731,369)	(391,414)
Class C Shares	(1,672,602)	(478,412)
Institutional Shares	(2,752,312)	(2,650,472)
Service Shares	(77,523)	(44,906)
From net realized gains
Class A Shares	(9,820,644)	(2,579,111)
Class B Shares	(1,560,128)	(777,666)
Class C Shares	(4,005,236)	(1,023,108)
Institutional Shares	(3,841,974)	(3,468,425)
Service Shares	(163,710)	(46,826)

Total distributions to shareholders	(29,932,187)	(13,208,197)

From share transactions:

Net proceeds from sales of shares	283,794,031	280,213,837
Reinvestment of dividends and distributions	26,455,531	12,347,326
Cost of shares repurchased	(172,766,981)	(149,933,868)

Net increase in net assets resulting from share transactions	137,482,581	142,627,295

TOTAL INCREASE	144,055,195	145,665,927

Net assets:

Beginning of year	302,845,751	157,179,824

End of year	$446,900,946	$302,845,751

Accumulated undistributed net investment income	$76,158	$769,573

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS

Growth and Income Strategy Portfolio		Growth Strategy Portfolio		Equity Growth Strategy Portfolio

For the	For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31, 2006	December 31, 2005	December 31, 2006	December 31, 2005	December 31, 2006	December 31, 2005

$26,266,541	$14,591,375	$14,993,922	$5,535,736	$2,524,671	$244,596
123,733,133	31,617,544	94,489,636	25,152,172	33,071,872	10,602,120
42,042,058	12,777,719	80,689,317	21,316,294	34,608,386	10,765,519

192,041,732	58,986,638	190,172,875	52,004,202	70,204,929	21,612,235

(25,603,289)	(7,012,543)	(16,991,417)	(3,064,376)	(4,771,690)	(185,892)
(2,126,008)	(1,119,476)	(1,562,036)	(275,044)	(336,261)	—
(6,241,177)	(1,640,257)	(6,912,793)	(868,208)	(1,907,241)	—
(6,025,042)	(2,772,411)	(3,451,743)	(968,614)	(448,605)	(68,001)
(107,046)	(58,025)	(74,003)	(28,196)	(46,277)	(316)
(52,236,280)	(2,127,194)	(24,671,938)	—	(7,084,842)	—
(5,391,356)	(425,686)	(3,638,726)	—	(928,368)	—
(17,267,364)	(667,323)	(13,635,519)	—	(4,040,638)	—
(10,469,877)	(801,335)	(4,387,156)	—	(571,728)	—
(217,149)	(14,486)	(120,508)	—	(64,667)	—

(125,684,588)	16,638,736	(75,445,839)	(5,204,438)	(20,200,317)	(254,209)

1,482,186,179	642,420,565	1,261,901,412	359,107,254	373,703,638	96,033,843
111,713,958	15,387,855	65,498,073	4,782,031	17,045,335	245,432
(498,704,881)	(172,125,522)	(210,285,814)	(87,230,599)	(88,794,098)	(41,834,031)

1,095,195,256	485,682,898	1,117,113,671	276,658,686	301,954,875	54,445,244

1,161,552,400	528,030,800	1,231,840,707	323,458,450	351,959,487	75,803,270

918,315,531	390,284,731	640,609,966	317,151,516	223,340,522	147,537,252

$2,079,867,931	$918,315,531	$1,872,450,673	$640,609,966	$575,300,009	$223,340,522

$827,918	$3,709,339	$397,117	$883,725	$9,181	$11,815

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS
Notes to Financial Statements
December 31, 2006
1. ORGANIZATION
Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”) as an open-end, management investment company. The Trust includes Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Growth Strategy Portfolio and Goldman Sachs Equity Growth Strategy Portfolio, collectively, the “Portfolios” or, individually, a “Portfolio”. Each Portfolio is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service Shares. Class A Shares of the Portfolios are sold with a front-end sales charge of up to 5.50%. Class B Shares of the Portfolios are sold with a contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares of the Portfolios are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Goldman, Sachs & Co. (“Goldman Sachs”), as distributor of the Portfolios, receives such sales loads of which a certain portion may be retained.
     Effective April 28, 2006, the name of the Goldman Sachs Aggressive Growth Strategy Portfolio was changed to the Goldman Sachs Equity Growth Strategy Portfolio.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the significant accounting policies consistently followed by the Portfolios. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.
A. Investment Valuation — Each Portfolio invests in a combination of underlying mutual funds (the “Underlying Funds”) for which Goldman Sachs Asset Management, L.P. (“GSAM”) and Goldman Sachs Asset Management International (“GSAMI”), affiliates of Goldman Sachs, act as investment advisers. Investments in the Underlying Funds are valued at the net asset value per share of each Underlying Fund on the day of valuation. Because each Portfolio invests primarily in other mutual funds, which fluctuate in value, the Portfolios’ shares will correspondingly fluctuate in value. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. The Underlying Funds may invest in foreign securities that are valued daily at fair value determined by an independent service (if available) under valuation procedures approved by the Trustees consistent with applicable regulatory guidance.
B. Securities Transactions and Investment Income — Purchases and sales of the Underlying Funds are reflected as of the trade date. Realized gains and losses on sales of the Underlying Funds are calculated on the identified cost basis. Dividend income and capital gains distributions from the Underlying Funds are recorded on the ex-dividend date. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. Net investment income (other than class-specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Portfolio based upon the relative proportion of net assets of each class.
C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Portfolio of the Trust are allocated to the Portfolios based on a straight-line and/or “pro-rata” basis depending upon the nature of the expense. Expenses included in the accompanying financial statements reflect the expenses of each Portfolio and do not include any expenses associated with the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Portfolios may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Portfolio will vary.
     Class A, Class B and Class C Shareholders of the Portfolios bear all expenses and fees relating to their respective Distribution and Service Plans. Service Shares bear all expenses and fees relating to their Service and Shareholder Administration Plans. Each class of shares of the Portfolios separately bears its respective class-specific Transfer Agency fees.
D. Federal Taxes and Distributions to Shareholders — It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required.

GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from generally accepted accounting principles. Therefore, the source of a Portfolio’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gains, or as a tax return of capital.
E. Dividend Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Income	Capital Gains
	Distributions	Distributions

Portfolio	Declared & Paid	Declared & Paid

Balanced Strategy and Growth and Income Strategy	Quarterly	Annually

Growth Strategy and Equity Growth Strategy	Annually	Annually

F. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Portfolios, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Portfolios may be delayed or limited and there may be a decline in the value of the collateral during the period while the Portfolios seek to assert their rights. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolios’ custodian or designated subcustodians under triparty repurchase agreements.
     Pursuant to exemptive relief granted by the Securities and Exchange Commission (the “SEC”) and terms and conditions contained therein, the Portfolios, together with other registered investment companies having management or investment advisory agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.
3. AGREEMENTS
GSAM, an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”) serves as investment adviser pursuant to an Investment Management Agreement (the “Agreement”) with the Trust on behalf of the Portfolios. Under the Agreement, GSAM manages the Portfolios, subject to the general supervision of the Trust’s Board of Trustees.
     As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Portfolios’ business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”), computed daily and payable monthly, equal to an annual percentage rate of 0.15% of each Portfolio’s average daily net assets.
     Additionally, GSAM has voluntarily agreed to limit certain “Other Expenses” of the Portfolios (excluding Management fees, Distribution and Service fees, Transfer Agent fees and expenses, taxes, interest, brokerage fees, litigation, Service Share fees, indemnification costs, shareholder meeting and other extraordinary expenses exclusive of any expense offset arrangements) to the extent that such expenses exceed, on an annual basis, 0.004% of the average daily net assets of each Portfolio. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Portfolios are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any.

GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS
Notes to Financial Statements (continued)
December 31, 2006
3. AGREEMENTS (continued)
     For the year ended December 31, 2006, GSAM reimbursed certain other expenses as follows (in thousands):

Other Expense
Portfolio	Reimbursement

Balanced Strategy	$294

Growth and Income Strategy	542

Growth Strategy	503

Equity Growth Strategy	340

     Goldman Sachs serves as Distributor of the shares of the Portfolios pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the year ended December 31, 2006, Goldman Sachs advised the Portfolios that it retained the following approximate amounts:

		Contingent Deferred
	Sales Load	Sales Charge

Portfolio	Class A	Class B	Class C

Balanced Strategy	$447,300	$500	$—

Growth and Income Strategy	3,173,600	300	600

Growth Strategy	2,201,400	3,000	400

Equity Growth Strategy	617,200	2,200	300

     The Trust, on behalf of each Portfolio, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25%, 0.75% and 0.75% of each Portfolio’s average daily net assets attributable to Class A, Class B and Class C Shares, respectively. Additionally, Goldman Sachs and/or authorized dealers are entitled to receive, under the Plans, a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of each Portfolio’s average daily net assets attributable to Class B and Class C Shares.
     The Trust, on behalf of each Portfolio, has adopted a Service Plan and Shareholder Administration Plan for Service Shares. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan provide for compensation to the service organizations in an amount equal to, on an annual basis, 0.25% and 0.25%, respectively, of the average daily net assets of the Service Shares.
     Goldman Sachs also serves as the Transfer Agent to the Portfolios for a fee. Fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.
     At December 31, 2006, the amounts owed to affiliates were as follows (in thousands):

	Management	Distribution and	Transfer
Portfolio	Fees	Service Fees	Agent Fees	Total

Balanced Strategy	$55	$153	$59	$267

Growth and Income Strategy	256	711	292	1,259

Growth Strategy	229	766	268	1,263

Equity Growth Strategy	70	244	85	399

GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS

4. PORTFOLIO SECURITY TRANSACTIONS
The cost of purchases and proceeds from sales of the Underlying Funds for the year ended December 31, 2006, were as follows:

Portfolio	Purchases	Sales

Balanced Strategy	$407,819,313	$288,461,935

Growth and Income Strategy	2,129,219,563	1,108,110,350

Growth Strategy	1,664,012,210	568,025,840

Equity Growth Strategy	425,331,081	124,286,865

5. LINE OF CREDIT FACILITY
The Portfolios participate in a $400,000,000 committed, unsecured revolving line of credit facility together with other registered investment companies having management or investment advisory agreements with GSAM or affiliates. Under the most restrictive arrangement, the Portfolios must own securities having a market value in excess of 300% of each Portfolio’s total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Portfolios based on the amount of the commitment that has not been utilized. For the year ended December 31, 2006, the Portfolios did not have any borrowings under this facility.
6. TAX INFORMATION
The tax character of distributions paid during the year ended December 31, 2006 was as follows:

	Balanced	Growth and Income	Growth	Equity Growth
	Strategy Portfolio	Strategy Portfolio	Strategy Portfolio	Strategy Portfolio

Distributions paid from:
Ordinary income	$11,856,254	$43,535,354	$31,570,096	$8,359,945
Net long-term capital gains	18,075,933	82,149,234	43,875,743	11,840,372

Total taxable distributions	$29,932,187	$125,684,588	$75,445,839	$20,200,317

The tax character of distributions paid during the year ended December 31, 2005 was as follows:

	Balanced	Growth and Income	Growth	Equity Growth
	Strategy Portfolio	Strategy Portfolio	Strategy Portfolio	Strategy Portfolio

Distributions paid from:
Ordinary income	$5,737,654	$12,602,712	$5,204,438	$254,209
Net long-term capital gains	7,470,543	4,036,024	—	—

Total taxable distributions	$13,208,197	$16,638,736	$5,204,438	$254,209

GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS
Notes to Financial Statements (continued)
December 31, 2006
6. TAX INFORMATION (continued)
     As of December 31, 2006, the components of accumulated earnings (losses) on a tax basis were as follows:

	Balanced	Growth and Income	Growth	Equity Growth
	Strategy Portfolio	Strategy Portfolio	Strategy Portfolio	Strategy Portfolio

Undistributed ordinary income — net	$28,511	$1,777,750	$233,559	$—
Undistributed long-term capital gains	7,355,362	37,540,255	37,817,894	16,732,906

Total undistributed earnings	$7,383,873	$39,318,005	$38,051,453	$16,732,906
Unrealized gains — net	12,330,906	96,164,108	147,418,383	68,878,176

Total accumulated earnings — net	$19,714,779	$135,482,113	$185,469,836	$85,611,082

     At December 31, 2006, the Portfolios’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Balanced	Growth and Income	Growth	Equity Growth
	Strategy Portfolio	Strategy Portfolio	Strategy Portfolio	Strategy Portfolio

Tax Cost	$433,694,366	$1,974,815,317	$1,718,547,605	$506,134,603

Gross unrealized gain	14,713,042	106,466,533	155,689,978	77,486,268
Gross unrealized loss	(2,382,136)	(10,302,425)	(8,271,595)	(8,608,092)

Net unrealized security gain	$12,330,906	$96,164,108	$147,418,383	$68,878,176

     The difference between book-basis and tax-basis unrealized gains (losses) are primarily attributable to wash sales and return of capital distributions from Underlying Fund investments.
     In order to present certain components of the Portfolios’ capital accounts on a tax basis, certain reclassifications have been recorded to the Portfolios’ accounts. These reclassifications have no impact on the net asset value of the Portfolios. Reclassifications result primarily from the difference in the tax treatment of short-term capital gain distributions.

		Accumulated
		Undistributed Net
	Accumulated Net	Investment
Portfolio	Realized Gain/Loss	Income

Balanced Strategy	$(1,517,317)	$1,517,317

Growth and Income Strategy	(10,954,600)	10,954,600

Growth Strategy	(13,511,462)	13,511,462

Equity Growth Strategy	(4,982,769)	4,982,769

GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS

7. OTHER MATTERS
Underlying Fund’s Concentration — The Portfolios do not invest in the Underlying Funds for the purpose of exercising management or control, however, investments by the Portfolios within their principal investment strategies may represent a significant portion of each Underlying Fund’s net assets. As of December 31, 2006, the Portfolios were the owners of record of 5% or more of the total outstanding voting shares of the Underlying Funds, as follows:

	Balanced	Growth and		Equity Growth
Underlying Funds	Strategy	Income Strategy	Growth Strategy	Strategy

Goldman Sachs Short Duration Government	18%	5%	—%	—%

Goldman Sachs Global Income	5	43	21	—

Goldman Sachs International Real Estate Securities	—	9	10	—

Goldman Sachs Structured Large Cap Value	—	16	20	7

Goldman Sachs Structured International Equity	—	16	20	8

Goldman Sachs Structured Large Cap Growth	—	21	24	8

Goldman Sachs Emerging Markets Debt	—	24	21	—

Goldman Sachs Emerging Markets Equity	—	5	6	—

Goldman Sachs Structured Small Cap Equity	—	10	10	—

     The Portfolios, in aggregate, were the owners of record of more than 20% of the total outstanding voting shares of the following Underlying Funds.

Underlying Funds	% of shares held

Goldman Sachs Global Income	69%

Goldman Sachs Structured Large Cap Growth	52

Goldman Sachs Structured International Equity	46

Goldman Sachs Emerging Markets Debt	46

Goldman Sachs Structured Large Cap Value	45

Goldman Sachs Structured Small Cap Equity	25

Goldman Sachs International Real Estate Securities	24

Goldman Sachs Short Duration Government	23

Legal Proceedings — Purported class and derivative action lawsuits were filed in April and May 2004 in the United States District Court for the Southern District of New York against the Goldman Sachs Group, Inc. (“GSG”), GSAM and certain related parties, including certain Goldman Sachs Funds including these Portfolios, and the Trustees and Officers of the Trust. In June 2004, these lawsuits were consolidated into one action and in November 2004 a consolidated and amended complaint was filed against GSG, GSAM, GSAMI, Goldman Sachs and certain related parties including certain Goldman Sachs Funds and the Trustees and Officers of the Trust. These Portfolios, along with certain other investment portfolios of the Trust, were named as nominal defendants in the amended complaint. Plaintiffs filed a second amended consolidated complaint on April 15, 2005. The second amended consolidated complaint alleges violations of the Act and the Investment Advisers Act of 1940. The complaint also asserts claims involving common law breach of fiduciary duty and unjust enrichment. The complaint alleges, among other things, that between April 2, 1999 and January 9, 2004 (the “Class Period”), GSAM and

GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS
Notes to Financial Statements (continued)
December 31, 2006
7. OTHER MATTERS (continued)
other defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and omitted statements of fact in registration statements and reports filed pursuant to the Act which were necessary to prevent such registration statements and reports from being materially false and misleading. The complaint further alleges that the Goldman Sachs Funds paid excessive and improper advisory fees to Goldman Sachs. The complaint also alleges that GSAM and GSAMI used 12b-1 fees for improper purposes and made improper use of soft dollars. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties in connection with the foregoing. On January 13, 2006, all claims against the defendants were dismissed by the U.S. District Court. On February 22, 2006, the plaintiffs appealed this decision. By agreement, the plaintiffs subsequently withdrew their appeal without prejudice but reserved their right to reactivate their appeal pending a decision by the circuit court of appeals in similar litigation.
     Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class and derivative action lawsuit will have a material adverse financial impact on the Portfolios is remote, and the pending action is not likely to materially affect their ability to provide investment management services to their clients, including the Goldman Sachs Funds.
New Accounting Pronouncements — On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolios’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC delayed the implementation of this ruling such that it must be incorporated no later than June 30, 2007. At this time, the investment adviser is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.
     On September 15, 2006, the FASB released Statement Financial Accounting Standard No. 157 “Fair Value Measurement” (“FAS 157”) which provides enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations of an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The investment adviser does not believe the adoption of FAS 157 will impact the amounts reported in the financials statements, however, additional disclosures will be required.

GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS

8. SUMMARY OF SHARE TRANSACTIONS
Share activity is as follows:

	Balanced Strategy Portfolio

	For the Year Ended		For the Year Ended
	December 31, 2006		December 31, 2005

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	12,191,477	$138,337,037	6,219,866	$67,437,011
Reinvestment of dividends and distributions	1,248,879	13,989,793	370,625	4,034,072
Shares converted from Class B(a)	256,871	2,901,597	16,564	180,749
Shares repurchased	(3,555,451)	(40,375,237)	(1,632,353)	(17,658,371)

	10,141,776	114,853,190	4,974,702	53,993,461

Class B Shares
Shares sold	1,013,222	11,495,157	909,920	9,820,060
Reinvestment of dividends and distributions	174,964	1,959,185	91,922	1,000,133
Shares converted to Class A(a)	(257,232)	(2,901,597)	(16,596)	(180,749)
Shares repurchased	(813,865)	(9,152,795)	(699,842)	(7,560,401)

	117,089	1,399,950	285,404	3,079,043

Class C Shares
Shares sold	4,840,833	54,802,881	1,923,959	20,856,766
Reinvestment of dividends and distributions	343,022	3,844,066	106,164	1,156,572
Shares repurchased	(858,631)	(9,718,906)	(528,397)	(5,722,969)

	4,325,224	48,928,041	1,501,726	16,290,369

Institutional Shares
Shares sold	6,731,047	76,869,844	16,701,898	181,261,673
Reinvestment of dividends and distributions	587,860	6,593,003	561,223	6,118,282
Shares repurchased	(10,001,224)	(112,875,602)	(10,763,790)	(117,769,262)

	(2,682,317)	(29,412,755)	6,499,331	69,610,693

Service Shares
Shares sold	199,029	2,289,112	77,842	838,327
Reinvestment of dividends and distributions	6,195	69,484	3,524	38,267
Shares repurchased	(57,060)	(644,441)	(111,507)	(1,222,865)

	148,164	1,714,155	(30,141)	(346,271)

NET INCREASE	12,049,936	$137,482,581	13,231,022	$142,627,295

(a)	Class B Shares automatically convert into Class A Shares at the end of the calendar quarter that is eight years after the initial purchase date of either the Portfolio or another Goldman Sachs Fund.

GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS
Notes to Financial Statements (continued)
December 31, 2006
8. SUMMARY OF SHARE TRANSACTIONS (continued)

	Growth & Income Strategy Portfolio

	For the Year Ended		For the Year Ended
	December 31, 2006		December 31, 2005

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	63,657,085	$817,974,983	28,931,536	$339,209,664
Reinvestment of dividends and distributions	5,631,398	72,517,453	715,230	8,542,112
Shares converted from Class B(a)	1,390,682	17,726,647	57,331	668,988
Shares repurchased	(12,401,820)	(160,066,170)	(6,691,026)	(76,674,836)

	58,277,345	748,152,913	23,013,071	271,745,928

Class B Shares
Shares sold	4,830,727	61,946,345	2,073,398	24,158,501
Reinvestment of dividends and distributions	518,225	6,664,120	117,188	1,393,262
Shares converted to Class A(a)	(1,394,615)	(17,726,647)	(57,524)	(668,988)
Shares repurchased	(2,080,929)	(26,487,837)	(1,383,018)	(16,017,475)

	1,873,408	24,395,981	750,044	8,865,300

Class C Shares
Shares sold	21,461,240	275,230,102	6,432,233	74,853,636
Reinvestment of dividends and distributions	1,296,820	16,641,326	155,490	1,850,030
Shares repurchased	(2,589,633)	(33,129,280)	(1,696,044)	(19,663,892)

	20,168,427	258,742,148	4,891,679	57,039,774

Institutional Shares
Shares sold	25,363,643	325,157,439	17,325,567	203,791,016
Reinvestment of dividends and distributions	1,216,977	15,711,441	296,535	3,567,766
Shares repurchased	(21,692,121)	(278,801,918)	(4,958,922)	(59,592,987)

	4,888,499	62,066,962	12,663,180	147,765,795

Service Shares
Shares sold	142,569	1,877,310	34,616	407,748
Reinvestment of dividends and distributions	13,973	179,618	2,927	34,685
Shares repurchased	(17,257)	(219,676)	(15,404)	(176,332)

	139,285	1,837,252	22,139	266,101

NET INCREASE	85,346,964	$1,095,195,256	41,340,113	$485,682,898

GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS

Growth Strategy Portfolio				Equity Growth Strategy Portfolio

For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended
December 31, 2006		December 31, 2005		December 31, 2006		December 31, 2005

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

50,537,064	$708,853,525	15,252,807	$187,671,577	14,559,594	$221,709,317	4,233,504	$54,159,943
2,671,016	38,703,024	222,702	2,901,804	678,539	10,795,567	12,797	177,244
1,193,215	16,647,531	57,411	728,514	390,923	5,808,685	10,851	138,137
(8,288,207)	(115,823,396)	(3,349,755)	(40,657,358)	(3,220,459)	(48,986,384)	(1,939,670)	(24,406,321)

46,113,088	648,380,684	12,183,165	150,644,537	12,408,597	189,327,185	2,317,482	30,069,003

5,379,496	75,459,018	1,979,582	24,272,579	1,195,184	17,557,274	449,935	5,580,999
320,283	4,644,092	19,171	250,185	74,003	1,141,874	—	—
(1,195,997)	(16,647,531)	(57,480)	(728,514)	404,115	(5,808,685)	(493,993)	(6,048,545)
(1,760,507)	(24,461,136)	(1,154,166)	(14,003,293)	(1,411,737)	(8,743,756)	(11,155)	(138,137)

2,743,275	38,994,443	787,107	9,790,957	261,565	4,146,707	(55,213)	(605,683)

25,847,615	360,930,673	7,434,944	90,739,925	7,728,398	113,663,530	2,080,345	25,689,363
989,809	14,243,354	49,084	637,107	270,579	4,156,091	—	—
(2,568,929)	(35,873,770)	(1,368,836)	(16,615,389)	(1,356,252)	(19,809,447)	(878,630)	(10,823,502)

24,268,495	339,300,257	6,115,192	74,761,643	6,642,725	98,010,174	1,201,715	14,865,861

8,121,046	115,339,360	4,591,208	54,428,061	1,176,302	18,017,009	785,636	10,399,872
532,211	7,733,029	74,077	966,707	57,179	918,868	4,868	68,001
(2,402,481)	(33,515,522)	(1,247,322)	(15,375,902)	(731,514)	(10,905,025)	(38,702)	(501,733)

6,250,776	89,556,867	3,417,963	40,018,866	501,967	8,030,852	751,802	9,966,140

96,462	1,318,836	162,222	1,995,112	177,838	2,756,508	16,544	203,666
12,081	174,574	2,019	26,228	2,086	32,935	14	187
(44,579)	(611,990)	(46,819)	(578,657)	(22,450)	(349,486)	(4,258)	(53,930)

63,964	881,420	117,422	1,442,683	157,474	2,439,957	12,300	149,923

79,439,598	$1,117,113,671	22,620,849	$276,658,686	19,972,328	$301,954,875	4,228,086	$54,445,244

(a)	Class B Shares automatically convert into Class A Shares at the end of the calendar quarter that is eight years after the initial purchase date of either the Portfolio or another Goldman Sachs Fund.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from
		investment operations			Distributions to shareholders

	Net asset
	value at	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of year	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE YEARS ENDED DECEMBER 31,

2006 - A	$10.89	$0.29	$0.89	$1.18	$(0.34)	$(0.52)	$(0.86)
2006 - B	10.89	0.19	0.91	1.10	(0.26)	(0.52)	(0.78)
2006 - C	10.90	0.21	0.88	1.09	(0.26)	(0.52)	(0.78)
2006 - Institutional	10.89	0.31	0.93	1.24	(0.39)	(0.52)	(0.91)
2006 - Service	10.91	0.29	0.88	1.17	(0.33)	(0.52)	(0.85)

2005 - A	10.79	0.28	0.32	0.60	(0.22)	(0.28)	(0.50)
2005 - B	10.78	0.17	0.36	0.53	(0.14)	(0.28)	(0.42)
2005 - C	10.80	0.19	0.33	0.52	(0.14)	(0.28)	(0.42)
2005 - Institutional	10.78	0.32	0.33	0.65	(0.26)	(0.28)	(0.54)
2005 - Service	10.80	0.23	0.37	0.60	(0.21)	(0.28)	(0.49)

2004 - A	10.00	0.25	0.77	1.02	(0.23)	—	(0.23)
2004 - B	10.00	0.16	0.77	0.93	(0.15)	—	(0.15)
2004 - C	10.01	0.17	0.77	0.94	(0.15)	—	(0.15)
2004 - Institutional	10.00	0.28	0.77	1.05	(0.27)	—	(0.27)
2004 - Service	10.01	0.23	0.77	1.00	(0.21)	—	(0.21)

2003 - A	8.83	0.23	1.18	1.41	(0.24)	—	(0.24)
2003 - B	8.83	0.16	1.18	1.34	(0.17)	—	(0.17)
2003 - C	8.84	0.16	1.18	1.34	(0.17)	—	(0.17)
2003 - Institutional	8.83	0.26	1.18	1.44	(0.27)	—	(0.27)
2003 - Service	8.84	0.22	1.18	1.40	(0.23)	—	(0.23)

2002 - A	9.43	0.25	(0.60)	(0.35)	(0.25)	—	(0.25)
2002 - B	9.43	0.18	(0.60)	(0.42)	(0.18)	—	(0.18)
2002 - C	9.44	0.18	(0.60)	(0.42)	(0.18)	—	(0.18)
2002 - Institutional	9.43	0.29	(0.60)	(0.31)	(0.29)	—	(0.29)
2002 - Service	9.44	0.25	(0.61)	(0.36)	(0.24)	—	(0.24)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the end of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if sales or redemption charges were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
(c)	Expense ratios exclude expenses of the Underlying Funds.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

					Ratios assuming no
					expense reductions

				Ratio of		Ratio of
		Net assets	Ratio of	net investment	Ratio of	net investment
Net asset		at end of	net expenses	income to	total expenses	income to	Portfolio
value, end	Total	year	to average	average	to average	average	turnover
of year	return(b)	(in 000s)	net assets(c)	net assets	net assets(c)	net assets	rate

$11.21	11.09%	$225,576	0.59%	2.60%	0.68%	2.51%	89%
11.21	10.16	33,894	1.34	1.70	1.43	1.61	89
11.21	10.22	92,178	1.34	1.86	1.43	1.77	89
11.22	11.50	91,738	0.19	2.77	0.28	2.68	89
11.23	10.87	3,514	0.69	2.54	0.78	2.45	89

10.89	5.63	108,661	0.59	2.50	0.77	2.32	90
10.89	4.93	31,648	1.34	1.60	1.53	1.41	90
10.90	4.87	42,448	1.34	1.69	1.52	1.51	90
10.89	6.12	118,291	0.19	2.83	0.33	2.69	90
10.91	5.59	1,798	0.69	2.14	0.88	1.95	90

10.79	10.28	53,944	0.58	2.42	0.99	2.01	52
10.78	9.36	28,265	1.33	1.61	1.74	1.20	52
10.80	9.48	25,835	1.33	1.64	1.74	1.23	52
10.78	10.60	47,030	0.18	2.75	0.59	2.34	52
10.80	10.15	2,106	0.68	2.27	1.09	1.86	52

10.00	16.13	33,379	0.60	2.52	1.03	2.09	41
10.00	15.26	23,620	1.35	1.72	1.78	1.29	41
10.01	15.28	17,540	1.35	1.76	1.78	1.33	41
10.00	16.57	30,676	0.20	2.84	0.63	2.41	41
10.01	15.98	1,724	0.70	2.38	1.13	1.95	41

8.83	(3.76)	24,057	0.60	2.72	1.10	2.22	40
8.83	(4.48)	21,543	1.35	1.98	1.85	1.48	40
8.84	(4.50)	13,129	1.35	1.97	1.85	1.47	40
8.83	(3.35)	28,778	0.20	3.19	0.70	2.69	40
8.84	(3.84)	1,535	0.70	2.77	1.20	2.27	40

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from
		investment operations			Distributions to shareholders

	Net asset
	value at	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of year	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE YEARS ENDED DECEMBER 31,

2006 - A	$12.18	$0.26	$1.42	$1.68	$(0.33)	$(0.58)	$(0.91)
2006 - B	12.16	0.14	1.44	1.58	(0.24)	(0.58)	(0.82)
2006 - C	12.14	0.17	1.41	1.58	(0.25)	(0.58)	(0.83)
2006 - Institutional	12.21	0.30	1.43	1.73	(0.38)	(0.58)	(0.96)
2006 - Service	12.16	0.23	1.43	1.66	(0.32)	(0.58)	(0.90)

2005 - A	11.46	0.33	0.69	1.02	(0.24)	(0.06)	(0.30)
2005 - B	11.45	0.19	0.73	0.92	(0.15)	(0.06)	(0.21)
2005 - C	11.43	0.21	0.72	0.93	(0.16)	(0.06)	(0.22)
2005 - Institutional	11.49	0.42	0.64	1.06	(0.28)	(0.06)	(0.34)
2005 - Service	11.44	0.26	0.75	1.01	(0.23)	(0.06)	(0.29)

2004 - A	10.17	0.22	1.28	1.50	(0.21)	—	(0.21)
2004 - B	10.15	0.13	1.30	1.43	(0.13)	—	(0.13)
2004 - C	10.14	0.13	1.29	1.42	(0.13)	—	(0.13)
2004 - Institutional	10.19	0.26	1.29	1.55	(0.25)	—	(0.25)
2004 - Service	10.15	0.21	1.28	1.49	(0.20)	—	(0.20)

2003 - A	8.39	0.21	1.83	2.04	(0.26)	—	(0.26)
2003 - B	8.38	0.14	1.82	1.96	(0.19)	—	(0.19)
2003 - C	8.37	0.14	1.82	1.96	(0.19)	—	(0.19)
2003 - Institutional	8.40	0.27	1.81	2.08	(0.29)	—	(0.29)
2003 - Service	8.37	0.20	1.83	2.03	(0.25)	—	(0.25)

2002 - A	9.38	0.19	(0.98)	(0.79)	(0.20)	—	(0.20)
2002 - B	9.36	0.12	(0.96)	(0.84)	(0.14)	—	(0.14)
2002 - C	9.36	0.12	(0.97)	(0.85)	(0.14)	—	(0.14)
2002 - Institutional	9.39	0.21	(0.96)	(0.75)	(0.24)	—	(0.24)
2002 - Service	9.36	0.18	(0.98)	(0.80)	(0.19)	—	(0.19)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the end of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if sales or redemption charges were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
(c)	Expense ratios exclude expenses of the Underlying Funds.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

					Ratios assuming no
					expense reductions

				Ratio of		Ratio of
		Net assets	Ratio of	net investment	Ratio of	net investment
Net asset		at end of	net expenses	income to	total expenses	income to	Portfolio
value, end	Total	year	to average	average	to average	average	turnover
of year	return(b)	(in 000s)	net assets(c)	net assets	net assets(c)	net assets	rate

$12.95	13.95%	$1,282,452	0.59%	2.02%	0.63%	1.98%	84%
12.92	13.05	123,497	1.34	1.10	1.38	1.06	84
12.89	13.06	418,813	1.34	1.31	1.38	1.27	84
12.98	14.41	249,858	0.19	2.30	0.23	2.26	84
12.92	13.76	5,248	0.69	1.82	0.73	1.78	84

12.18	8.99	496,785	0.59	2.73	0.71	2.61	53
12.16	8.09	93,433	1.34	1.61	1.46	1.49	53
12.14	8.15	149,581	1.34	1.78	1.46	1.66	53
12.21	9.37	175,272	0.19	3.37	0.28	3.28	53
12.16	8.87	3,245	0.69	2.25	0.82	2.12	53

11.46	14.85	203,730	0.57	2.05	0.88	1.74	53
11.45	14.11	79,369	1.32	1.19	1.63	0.88	53
11.43	14.05	84,937	1.32	1.25	1.63	0.94	53
11.49	15.35	19,448	0.17	2.41	0.48	2.10	53
11.44	14.77	2,801	0.67	1.96	0.98	1.65	53

10.17	24.55	134,430	0.60	2.33	0.89	2.04	38
10.15	23.53	73,619	1.35	1.54	1.64	1.25	38
10.14	23.60	65,853	1.35	1.58	1.64	1.29	38
10.19	25.12	10,938	0.20	3.01	0.49	2.72	38
10.15	24.49	1,985	0.70	2.21	0.99	1.92	38

8.39	(8.44)	105,812	0.60	2.15	0.90	1.85	31
8.38	(9.07)	65,864	1.35	1.35	1.65	1.05	31
8.37	(9.16)	50,722	1.35	1.40	1.65	1.10	31
8.40	(8.08)	5,476	0.20	2.36	0.50	2.06	31
8.37	(8.56)	1,587	0.70	2.08	1.00	1.78	31

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from
		investment operations			Distributions to shareholders

	Net asset
	value at	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of year	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE YEARS ENDED DECEMBER 31,

2006 - A	$13.00	$0.22	$2.00	$2.22	$(0.26)	$(0.39)	$(0.65)
2006 - B	13.02	0.08	2.03	2.11	(0.16)	(0.39)	(0.55)
2006 - C	12.94	0.11	1.99	2.10	(0.19)	(0.39)	(0.58)
2006 - Institutional	13.02	0.27	2.01	2.28	(0.30)	(0.39)	(0.69)
2006 - Service	12.95	0.17	2.04	2.21	(0.24)	(0.39)	(0.63)

2005 - A	11.88	0.20	1.06	1.26	(0.14)	—	(0.14)
2005 - B	11.90	0.07	1.09	1.16	(0.04)	—	(0.04)
2005 - C	11.86	0.09	1.06	1.15	(0.07)	—	(0.07)
2005 - Institutional	11.88	0.23	1.08	1.31	(0.17)	—	(0.17)
2005 - Service	11.83	0.17	1.07	1.24	(0.12)	—	(0.12)

2004 - A	10.22	0.12	1.67	1.79	(0.13)	—	(0.13)
2004 - B	10.23	0.04	1.67	1.71	(0.04)	—	(0.04)
2004 - C	10.21	0.04	1.67	1.71	(0.06)	—	(0.06)
2004 - Institutional	10.21	0.19	1.65	1.84	(0.17)	—	(0.17)
2004 - Service	10.18	0.11	1.66	1.77	(0.12)	—	(0.12)

2003 - A	7.91	0.11	2.34	2.45	(0.14)	—	(0.14)
2003 - B	7.93	0.05	2.32	2.37	(0.07)	—	(0.07)
2003 - C	7.92	0.05	2.31	2.36	(0.07)	—	(0.07)
2003 - Institutional	7.91	0.17	2.30	2.47	(0.17)	—	(0.17)
2003 - Service	7.88	0.11	2.32	2.43	(0.13)	—	(0.13)

2002 - A	9.30	0.11	(1.38)	(1.27)	(0.12)	—	(0.12)
2002 - B	9.29	0.04	(1.35)	(1.31)	(0.05)	—	(0.05)
2002 - C	9.30	0.04	(1.37)	(1.33)	(0.05)	—	(0.05)
2002 - Institutional	9.30	0.13	(1.36)	(1.23)	(0.16)	—	(0.16)
2002 - Service	9.27	0.10	(1.37)	(1.27)	(0.12)	—	(0.12)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if sales or redemption charges were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
(c)	Expense ratios exclude expenses of the Underlying Funds.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

					Ratios assuming no
					expense reductions

				Ratio of		Ratio of
		Net assets	Ratio of	net investment	Ratio of	net investment
Net asset		at end of	net expenses	income to	total expenses	income	Portfolio
value, end	Total	year	to average	average	to average	to average	turnover
of year	return(b)	(in 000s)	net assets(c)	net assets	net assets(c)	net assets	rate

$14.57	17.14%	$1,007,967	0.59%	1.56%	0.63%	1.52%	51%
14.58	16.26	139,356	1.34	0.59	1.38	0.55	51
14.46	16.28	544,678	1.34	0.80	1.38	0.76	51
14.61	17.64	175,684	0.19	1.93	0.23	1.89	51
14.53	17.06	4,766	0.69	1.20	0.73	1.16	51

13.00	10.60	299,961	0.59	1.58	0.72	1.45	48
13.02	9.76	88,741	1.34	0.61	1.48	0.47	48
12.94	9.67	173,355	1.34	0.77	1.47	0.64	48
13.02	11.05	75,132	0.19	1.81	0.31	1.69	48
12.95	10.49	3,421	0.69	1.35	0.82	1.22	48

11.88	17.54	129,419	0.58	1.16	0.89	0.85	44
11.90	16.72	71,753	1.33	0.33	1.64	0.02	44
11.86	16.77	86,277	1.33	0.42	1.64	0.11	44
11.88	18.05	27,967	0.18	1.77	0.49	1.46	44
11.83	17.38	1,736	0.68	1.03	0.99	0.72	44

10.22	30.96	89,342	0.60	1.29	0.92	0.97	46
10.23	29.87	67,025	1.35	0.53	1.67	0.21	46
10.21	29.88	55,151	1.35	0.57	1.67	0.25	46
10.21	31.30	8,747	0.20	1.92	0.52	1.60	46
10.18	30.85	1,358	0.70	1.21	1.02	0.89	46

7.91	(13.64)	72,060	0.60	1.25	0.93	0.92	23
7.93	(14.13)	56,279	1.35	0.47	1.68	0.14	23
7.92	(14.26)	40,571	1.35	0.49	1.68	0.16	23
7.91	(13.25)	3,525	0.20	1.52	0.53	1.19	23
7.88	(13.70)	840	0.70	1.20	1.03	0.87	23

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset	Net
	value at	investment	Net realized	Total from	From net	From net
	beginning	income	and unrealized	investment	investment	realized	Total
Year - Share Class	of year	(loss)(a)	gain (loss)	operations	income	gains	distributions

FOR THE YEARS ENDED DECEMBER 31,

2006 - A	$13.82	$0.15	$2.70	$2.85	$(0.25)	$(0.38)	$(0.63)
2006 - B	13.42	(0.01)	2.65	2.64	(0.13)	(0.38)	(0.51)
2006 - C	13.40	0.03	2.60	2.63	(0.17)	(0.38)	(0.55)
2006 - Institutional	13.94	0.20	2.73	2.93	(0.29)	(0.38)	(0.67)
2006 - Service	13.75	0.26	2.55	2.81	(0.26)	(0.38)	(0.64)

2005 - A	12.30	0.06	1.48	1.54	(0.02)	—	(0.02)
2005 - B	12.01	(0.05)	1.46	1.41	—	—	—
2005 - C	11.99	(0.04)	1.45	1.41	—	—	—
2005 - Institutional	12.40	0.16	1.45	1.61	(0.07)	—	(0.07)
2005 - Service	12.24	0.05	1.47	1.52	(0.01)	—	(0.01)

2004 - A	10.36	0.05	1.91	1.96	(0.02)	—	(0.02)
2004 - B	10.18	(0.04)	1.87	1.83	—	—	—
2004 - C	10.17	(0.03)	1.85	1.82	—	—	—
2004 - Institutional	10.43	0.08	1.95	2.03	(0.06)	—	(0.06)
2004 - Service	10.32	0.04	1.89	1.93	(0.01)	—	(0.01)

2003 - A	7.72	0.04	2.66	2.70	(0.06)	—	(0.06)
2003 - B	7.59	(0.02)	2.61	2.59	—	—	—
2003 - C	7.59	(0.02)	2.60	2.58	— (d)	—	— (d)
2003 - Institutional	7.77	0.08	2.68	2.76	(0.10)	—	(0.10)
2003 - Service	7.68	0.03	2.65	2.68	(0.04)	—	(0.04)

2002 - A	9.25	0.02	(1.55)	(1.53)	—	—	—
2002 - B	9.17	(0.05)	(1.53)	(1.58)	—	—	—
2002 - C	9.16	(0.05)	(1.52)	(1.57)	—	—	—
2002 - Institutional	9.27	0.04	(1.54)	(1.50)	—	—	—
2002 - Service	9.21	0.01	(1.54)	(1.53)	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if sales or redemption charges were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
(c)	Expense ratios exclude expenses of the Underlying Funds.
(d)	Amount is less than $0.005 per share.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO

					Ratios assuming no
					expense reductions

				Ratio of		Ratio of
		Net assets	Ratio of	net investment	Ratio of total	net investment
Net asset		at end of	net expenses	income (loss)	expenses to	income (loss)	Portfolio
value, end	Total	year	to average	to average	average	to average	turnover
of year	return(b)	(in 000s)	net assets(c)	net assets	net assets(c)	net assets	rate

$16.04	20.64%	$328,625	0.59%	1.01%	0.68%	0.92%	35%
15.55	19.71	38,904	1.34	(0.05)	1.43	(0.14)	35
15.48	19.68	178,989	1.34	0.24	1.43	0.15	35
16.20	21.05	25,864	0.19	1.29	0.28	1.20	35
15.92	20.50	2,917	0.69	1.71	0.78	1.62	35

13.82	12.55	111,758	0.59	0.50	0.82	0.27	32
13.42	11.74	30,069	1.34	(0.38)	1.58	(0.62)	32
13.40	11.76	65,904	1.34	(0.30)	1.57	(0.53)	32
13.94	12.96	15,256	0.19	1.21	0.40	1.00	32
13.75	12.44	354	0.69	0.39	0.91	0.17	32

12.30	18.91	70,961	0.58	0.43	0.99	0.02	36
12.01	17.98	27,582	1.33	(0.38)	1.74	(0.79)	36
11.99	17.90	44,582	1.33	(0.31)	1.74	(0.72)	36
12.40	19.46	4,247	0.18	0.74	0.59	0.33	36
12.24	18.73	165	0.68	0.37	1.09	(0.04)	36

10.36	35.02	52,088	0.60	0.50	1.03	0.07	36
10.18	34.12	24,879	1.35	(0.27)	1.78	(0.70)	36
10.17	34.05	30,706	1.35	(0.22)	1.78	(0.65)	36
10.43	35.51	4,881	0.20	0.88	0.63	0.45	36
10.32	34.97	130	0.70	0.30	1.13	(0.13)	36

7.72	(16.54)	39,214	0.60	0.22	1.06	(0.24)	27
7.59	(17.23)	21,105	1.35	(0.58)	1.81	(1.04)	27
7.59	(17.14)	20,740	1.35	(0.54)	1.81	(1.00)	27
7.77	(16.18)	3,961	0.20	0.48	0.66	0.02	27
7.68	(16.61)	125	0.70	0.11	1.16	(0.35)	27

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees
Goldman Sachs Trust
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Growth Strategy Portfolio and Goldman Sachs Equity Growth Strategy Portfolio (formerly, Goldman Sachs Aggressive Growth Strategy Portfolio) (four of the portfolios comprising the Goldman Sachs Trust) (the “Portfolios”), as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2002 were audited by other auditors whose report, dated February 11, 2003, expressed an unqualified opinion on those financial highlights.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the transfer agent and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights, audited by us, referred to above present fairly, in all material respects, the financial position of Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Growth Strategy Portfolio and Goldman Sachs Equity Growth Strategy Portfolio at December 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 23, 2007

GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS
Fund Expenses (Unaudited) — Six Month Period Ended December 31, 2006
          As a shareholder of Class A, Class B, Class C, Institutional or Service Shares of the Portfolios you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares), contingent deferred sales charges (loads) on redemptions (with respect to Class B and Class C Shares), and redemption fees (with respect to Class A, Class B, Class C, Institutional and Service Shares, if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional and Service Shares of the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.
          The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 through December 31, 2006.
Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account for this period.
Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Balanced Strategy Portfolio				Growth and Income Strategy Portfolio				Growth Strategy Portfolio				Equity Growth Strategy Portfolio

				Expenses				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended
Share Class	07/01/06	12/31/06		12/31/06*	07/01/06	12/31/06		12/31/06*	07/01/06	12/31/06		12/31/06*	07/01/06	12/31/06		12/31/06*

Class A
Actual	$1,000.00	$1,067.80		$3.10	$1,000.00	$1,091.70		$3.10	$1,000.00	$1,109.90		$3.16	$1,000.00	$1,130.40		$3.19
Hypothetical (5% return)	1,000.00	1,022.21	+	3.03	1,000.00	1,022.21	+	3.03	1,000.00	1,022.21	+	3.03	1,000.00	1,022.21	+	3.03

Class B
Actual	1,000.00	1,062.90		6.99	1,000.00	1,087.10		7.03	1,000.00	1,105.70		7.13	1,000.00	1,125.80		7.20
Hypothetical (5% return)	1,000.00	1,018.43	+	6.84	1,000.00	1,018.43	+	6.84	1,000.00	1,018.43	+	6.84	1,000.00	1,018.43	+	6.84

Class C
Actual	1,000.00	1,064.00		6.99	1,000.00	1,086.70		7.04	1,000.00	1,105.60		7.13	1,000.00	1,126.20		7.20
Hypothetical (5% return)	1,000.00	1,018.43	+	6.84	1,000.00	1,018.43	+	6.84	1,000.00	1,018.43	+	6.84	1,000.00	1,018.43	+	6.84

Institutional
Actual	1,000.00	1,069.70		1.01	1,000.00	1,094.30		0.99	1,000.00	1,112.30		1.03	1,000.00	1,132.60		1.04
Hypothetical (5% return)	1,000.00	1,024.23	+	0.99	1,000.00	1,024.23	+	0.99	1,000.00	1,024.23	+	0.99	1,000.00	1,024.23	+	0.99

Service
Actual	1,000.00	1,066.30		3.62	1,000.00	1,090.50		3.62	1,000.00	1,109.70		3.69	1,000.00	1,129.40		3.73
Hypothetical (5% return)	1,000.00	1,021.71	+	3.54	1,000.00	1,021.71	+	3.54	1,000.00	1,021.71	+	3.54	1,000.00	1,021.71	+	3.54

*	Expenses for each share class are calculated using each Portfolios’ net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2006. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the financial highlights. The expense ratios for the period were as follows:

Portfolio	Class A	Class B	Class C	Institutional	Service

Balanced Strategy	0.59%	1.34%	1.34%	0.19%	0.69%
Growth and Income Strategy	0.59	1.34	1.34	0.19	0.69
Growth Strategy	0.59	1.34	1.34	0.19	0.69
Equity Growth Strategy	0.59	1.34	1.34	0.19	0.69

+	Hypothetical expenses are based on the Portfolios’ actual net expense ratios and an assumed rate of return of 5% per year before expenses.

 GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS
Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Ashok N. Bakhru Age: 64	Chairman of the Board of Trustees	Since 1991	President, ABN Associates (July 1994-March 1996 and November 1998-Present); Executive Vice President — Finance and Administration and Chief Financial Officer, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors — III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

			Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

John P. Coblentz, Jr. Age: 65	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, LTO (2004-2006); Director, Elderhostel, Inc. (2006-Present). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

Patrick T. Harker Age: 48	Trustee	Since 2000	Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-Present); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

Mary P. McPherson Age: 71	Trustee	Since 1997	Vice President, The Andrew W. Mellon Foundation (provider of grants for conservation, environmental and educational purposes) (October 1997-Present); Director, Smith College (1998-Present); Director, Josiah Macy, Jr. Foundation (health educational programs) (1977-Present); Director, Philadelphia Contributionship (insurance) (1985-Present); Director Emeritus, Amherst College (1986-1998); Director, The Spencer Foundation (educational research) (1993-February 2003); member of PNC Advisory Board (banking) (1993-1998); Director, American School of Classical Studies in Athens (1997-Present); and Trustee, Emeriti Retirement Health Solutions (post-retirement medical insurance program for non-profit institutions) (Since 2005).

			Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

Trustees and Officers (Unaudited) (continued)
GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS

Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Richard P. Strubel Age: 67	Trustee	Since 1987	Vice Chairman and Director, Cardean Learning Group (provider of educational services via the internet) (2003-Present); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	Gildan Activewear Inc. (clothing marketing and manufacturing company); Cardean Learning Group (provider of educational services via the internet); Northern Mutual Fund Complex (58 Portfolios).

Interested Trustee

Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

*Alan A. Shuch Age: 57	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994- May 1999). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997.
[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the date the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[4]	The Goldman Sachs Mutual Fund Complex consists of the Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust. As of December 31, 2006, the Trust consisted of 65 portfolios, including the Funds described in this Annual Report, and Goldman Sachs Variable Insurance Trust consisted of 12 portfolios.
[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.
Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

 GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS
Trustees and Officers (Unaudited) (continued)
Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Age And Address	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

Kaysie P. Uniacke 32 Old Slip New York, NY 10005 Age: 45	President	Since 2002	Managing Director, Goldman Sachs (1997-Present).

Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies) (August 2001-December 2006).

President — Goldman Sachs Mutual Fund Complex (registered investment companies).

Assistant Secretary — Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).

Trustee — Gettysburg College.

James A. Fitzpatrick 71 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 46	Vice President	Since 1997	Managing Director, Goldman Sachs (October 1999-Present); and Vice President of GSAM (April 1997-December 1999). Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies).

James A. McNamara 71 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 44	Vice President	Since 2001	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies).

Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies) (December 2002-May 2004).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 42	Treasurer	Since 1997	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer — Goldman Sachs Mutual Fund Complex (registered investment companies).

Peter V. Bonanno 32 Old Slip New York, NY 10005 Age: 37	Secretary	Since 2006	Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President Goldman Sachs (1999-2006); Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary — Goldman Sachs Mutual Fund Complex (registered investment companies).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Asset Allocation Portfolios — Tax Information (Unaudited)

For the year ended December 31, 2006, 8.79%, 14.05%, 21.58%, and 27.26% of the dividends paid from net investment company taxable income by the Balanced Strategy, Growth and Income Strategy, Growth Strategy, and Equity Growth Strategy Portfolios, respectively, qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Balanced Strategy, Growth and Income Strategy, Growth Strategy, and Equity Growth Strategy Portfolios, designate $18,075,933, $82,149,234, $43,875,743, and $11,840,372, respectively, as capital gain dividends paid during the year ended December 31, 2006.

For the year ended December 31, 2006, 12.08%, 22.38%, 36.39%, and 51.66% of the dividends paid from net investment company taxable income by the Balanced Strategy, Growth and Income Strategy, Growth Strategy, and Equity Growth Strategy Portfolios, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 871(k) of the Internal Revenue Code, the Balanced Strategy, Growth and Income Strategy, Growth Strategy, and Equity Growth Strategy Portfolios, designate $2,859,510, $14,637,122, $16,139,767 and $5,835,274, respectively, as short-term capital gain dividends paid during the year ended December 31, 2006.

FUNDS PROFILE
Goldman Sachs Funds
Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.
Today, The Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $664.4 billion in assets under management as of December 31, 2006 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.
GOLDMAN SACHS FUNDS
In building a globally diversified portfolio, you can select from more than 50 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

Money Market Funds[1] Fixed Income Funds
▪  Enhanced Income Fund
▪  Ultra-Short Duration Government Fund
▪  Short Duration Government Fund
▪  Short Duration Tax-Free Fund
▪  California Intermediate AMT-Free Municipal Fund
▪  New York Intermediate AMT-Free Municipal Fund
▪  Tennessee Municipal Fund
▪  Municipal Income Fund
▪  U.S. Mortgages Fund
▪  Government Income Fund
▪  Core Fixed Income Fund
▪  Core Plus Fixed Income Fund
▪  Investment Grade Credit Fund
▪  Global Income Fund
▪  High Yield Municipal Fund
▪  High Yield Fund
▪ Emerging Markets Debt Fund	Domestic Equity Funds
▪  Balanced Fund
▪  Growth and Income Fund
▪  Structured Large Cap Value
▪  Large Cap Value Fund
▪  Structured U.S. Equity Fund
▪  Structured U.S. Equity Flex Fund
▪  Structured Large Cap Growth Fund
▪  Capital Growth Fund
▪  Strategic Growth Fund
▪  Concentrated Growth Fund
▪  Mid Cap Value Fund
▪  Growth Opportunities Fund
▪  Small/ Mid Cap Growth Fund
▪  Structured Small Cap Equity Fund
▪ Small Cap Value Fund	International Equity Funds
▪  Structured International Equity Fund
▪  Structured International Equity Flex Fund
▪  Concentrated International Equity Fund [2] ▪  Japanese Equity Fund
▪  International Small Cap Fund
▪  Asia Equity Fund
▪  Emerging Markets Equity Fund
▪  BRIC Fund (Brazil, Russia, India, China)

Asset Allocation Funds[3] Specialty Funds[3] ▪  U.S. Equity Dividend and Premium Fund
▪  Structured Tax-Managed Equity Fund
▪  Real Estate Securities Fund
▪  International Real Estate Securities Fund
▪ Tollkeeper FundSM

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Effective December 26, 2006, the International Equity Fund was renamed the Concentrated International Equity Fund.

[3]	Individual Funds within the Asset Allocation and Specialty categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Asset Allocation or Specialty category.
The Goldman Sachs Tollkeeper Fundsm is a registered service mark of Goldman, Sachs & Co.

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, 32ND FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Patrick T. Harker Mary Patterson McPherson Alan A. Shuch Richard P. Strubel	OFFICERS Kaysie P. Uniacke, President James A. Fitzpatrick, Vice President James A. McNamara, Vice President John M. Perlowski, Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser	GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL Christchurch Court 10-15 Newgate Street London, England EC1A 7HD
Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.
The reports concerning the Portfolios included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolios, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolios. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.
A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities and information regarding how a Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission Web site at http://www.sec.gov.
The Portfolios file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Portfolios’ first and third fiscal quarters. When available, the Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).
Asset Allocation Portfolios are subject to underlying portfolio expenses as well as the expenses of the portfolio, and the cost of this type of investment may be higher than a mutual fund that only invests in stocks and bonds.
Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Portfolios’ entire investment portfolio, which may change at any time. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.
Portfolios on the efficient frontier are optimal in both the sense that they offer maximal expected return for some given level of risk and minimal risk for some given level of expected return. The efficient frontier is the line created from the risk-reward graph, comprised of optimal portfolios. The optimal portfolios plotted along the curve have the highest expected return possible for the given amount of risk.
This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Portfolio’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Portfolios.

Copyright 2007 Goldman, Sachs & Co. All rights reserved. 07-372	AAAR / 157.8K / 02-07

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees paid by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2006	2005	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$1,071,400	$762,000	Financial statement audits

• Ernst & Young LLP (“E&Y”)	$848,750	$427,000	Financial statement audits

Audit-Related Fees:

• PwC	$195,000	$234,400	Other attest services

• E&Y	$0	$0

Tax Fees:

• PwC	$281,400	$176,800	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns

• E&Y	$107,400	$84,850	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns

All Other Fees:

• PwC	$0	$0

• E&Y	$0	$0

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2006	2005	Description of Services Rendered
Audit Fees:

• E&Y	$94,130	$18,325	Audit fees borne by the funds’ adviser

Audit-Related Fees:

• PwC	$937,000	$683,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70.

• PwC	$10,000	$0	Audit related time borne by the funds’ adviser

• E&Y	$0	$0

Tax Fees:

• PwC	$0	$0

• E&Y	$0	$0

All Other Fees:

• PwC	$125,500	$0	Review of fund reorganization documents.

• E&Y	$70,000	$309,782	Review of fund merger documents (2006). Assistance in developing and executing testing plans for the compliance policies and procedures for Goldman Sachs Asset Management, L.P. and Goldman Sachs Mutual Funds (2005).

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PricewaterhouseCoopers LLP for the 12 months ended December 31, 2006 and December 31, 2005 were approximately $476,400 and $411,200 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PricewaterhouseCoopers LLP for non-audit services for the twelve months ended November 25, 2006 and November 26, 2005 were approximately $5.9 million and $5.2 million, respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2005 and 2006 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

The aggregate non-audit fees billed to GST by Ernst & Young LLP for the 12 months ended December 31, 2006 and December 31, 2005 were approximately $107,400 and $84,850, respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by Ernst & Young LLP for non-audit services for the twelve months ended December 31, 2006 and December 31, 2005 were approximately $55.9  million and $49.0 million, respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2005 and 2006 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer
Goldman Sachs Trust

Date:	March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer
Goldman Sachs Trust

Date:	March 9, 2007

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	March 9, 2007